comstock

Q2 2026 Earnings Call and Business Update

July 23, 2026

NYSE American: LODE

Cautionary Notice Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," "plan," "forecast," "seek," "target," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances and business combinations; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings of equity or debt securities; and future working capital needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company or any other issuer. Jul/26

Webinar Hosts

comstock



Corrado De Gasperis
Director, Chief Executive Officer
Comstock Inc



Judd B. Merrill
Chief Financial Officer, Comstock Inc
President, Comstock Mining

Full profiles of leadership and independent directors available in the Leadership & Governance section of our website at https://comstock.inc/investors/leadership-governance/

Transformational Effort Leads to Robust Capital Base

comstock

HOOD RIVER CAPITAL MANAGEMENT LLC

MAK CAPITAL

GRATIA CAPITAL

Vanguard

Alyeska Investment Group

Point72

CITADEL

GESTRUST SA

SIG SUSQUEHANNA INTERNATIONAL GROUP, LLP

COVALIS

GROUP ONE TRADING

Geode Capital Management

Ghisallo

CAPTION PARTNERS

MARVISTA

sei

millennium

TITAN PARTNERS

Flax Pond Capital

DavidsonKempner Capital Management LP

Jane Street

TERRA CAPITAL

DIAMETRIC CAPITAL

2026 Board of Directors

comstock

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

- **Walter "Del" Marting, Jr., Board Chair**
- **Kristin M. Slanina, Board Vice Chair**

- **Corrado De Gasperis, Executive Director**

- **Donald A. Colvin,** Chair, Audit Committee
- **Leo M. Drozdoff,** Chair, Environmental
- **William J. Nance,** Chair, Nominating
- **Steven Y. Pei,** Audit & Environmental
- **Robert M. Spence,** Chair, Compensation


comstock
comstock
comstock

Left to Right -- R. Spence, S. Pei, C. De Gasperis, K. Slanina, W. Marting, W. Nance, L. Drozdoff, D. Colvin

Full profiles of leadership and independent directors available at the Leadership & Governance section of our website at: https://comstock.inc/investors/leadership-governance/

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Company Dashboard

comstock

NYSE American: LODE		*(USD millions except share price)*
Outstanding Shares (7/23/2026)	$	75.9
Share Price (7/23/2026)	$	3.95
Market Capitalization (7/23/2026)	$	300.2
As of 6/30/2026 (except for cash)		
Investments	$	67.2
Total Assets	$	193.5
Debt	$	0.0
Cash (6/30/2026)	$	31.4

Corporate Offices	Investor Relations
Comstock Inc. Corporate Offices 117 American Flat Road Virginia City, NV 89440 www.comstock.inc	775 413 6222 ir@comstockinc.com

Comstock Companies

CO METALS

CO MINING

CO INVESTMENTS

bioleum

comstock

Comstock Inc. 2026 Corporate Objectives

comstock

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

In Progress

- Monetize our legacy mineral and mining properties, plants and equipment
- Secured sufficient power sources for hyper-scale data center developments on SSOF lands
- Realign, consolidate and position our ownership in SSOF and for high-value monetization
- Monetize all other legacy, non-core real estate in Silver Springs, NV
- Reorient and restructure Bioleum's development and commercial priorities, including the integration and commercialization of Hexas, and securing external capital sources.

Support the exponential growth of Comstock Metals, establishing the global standard in solar recycling


comstock
METALS
Solar Panel Recycling
R2
v3
CERTIFIED

Decommissioning to Offtake

R2 CERTIFIED comstock METALS


LOGISTICS
RECYCLING SIZE REDUCTION, TREATMENT, SEPARATION
OFFTAKE
DECOMMISSIONING
END-OF-LIFE PANELS & TRANSPORT
CONVEYANCE SYSTEM
SHREDDING
Panel Size Reduction (1" flakes)
THE COMSTOCK PROCESS
Treatment Of Panels
SHREDDING
Treated Material Size Reduction
SEPARATION
3 Offtake Streams
CURRENT RECOVERED MATERIALS


<1,000 µm
&
>1,000 µm

- Eliminates Contaminants
- Lowest Variable and Operating Costs
- High Speed Processing
- Scalability

- Environmental Peace of Mind
- Competitive Offering
- Capacity Ready
- Clean Salable Materials

Industry-scale Recycling Production Facility (#001)



Comstock Metals CapEx and R&D Expenditures

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

	Capital Expenditures	(in $US millions)
	Recycling Production Facility (Serial #001)	$12.25
	Power Generating Systems and Scrubbers	$1.60
	Plant Rolling Stock and Related	$0.56
	***Total Recycling Platform - Capital Expenditures***	***$14.41***
	***Offtake Product Upgrades - Capital Expenditures***	***$1.86*** (1)
	***R&D: Metals Recovery Pilot System (2026)***	***$2.00*** (2)
	***R&D: Metals Recovery Demonstration System (2027)***	***$8.00*** (3)

Data Compiled from Internal Sources

(1) Represents new Eddy value enhancing product system
(2) Represents a one-ton-per-day metals recovery pilot system
(3) Represents a 25-ton-per-day metals recovery demo system






R2
CERTIFIED
comstock
METALS


Deliveries
comstock
METALS




R2 v3 CERTIFIED
comstock
METALS


R2
CERTIFIED
comstock
METALS

Autonomous loading - a panel every 7 seconds







Metals Recovery and Clean Glass



Eddy Current Separator (ECS)

Industrial Uses

tiles, ceramics, cements, vases, windows, fiberglass, etc.





Raw Glass



Clean Glass



Recovered Metals

Metal Recovery Maximizes Value


OFFTAKE
VALUE
CRITICAL METAL RECOVERY FROM TAILINGS**
MAX $$$ VALUE
<1,000 μm
&
>1,000 μm
$$$
Extraction
Separation
Recovery
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Recovery Cells
Si/SiO2
Residue
Glass
Pozzolan
Cement Additive
Chemical
Processes
Recovery Cells
Recovery Cells
Metal Tailings
~$125/ton*
*based on $40/oz silver spot price
Al
Cu
Pb
Ga
47
107,9
Ag
Silver
Te
Cd
14
28,08
Si
Silicon
Sb
Ir

**Not All Metals Present in All Panels

Southwest Region Leads U.S. Market


Back to report
SUM OF NAMEPLATE CAPACITY (MW)
BY COUNTY AND STATE
State AK AL AR AZ CA CO CT DC DE FL GA HI IA ID IL IN KS KY LA MA MD ME MI MN MO MS MT NC NE NH NJ NM NV
UNITED STATES
MEXICO

* Substantial majority of end-of-life solar panels generating from southwest region of the U.S. (CA, NV, AZ, & TX)

Source: Comstock Management Compilation

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

Expanded Deployments Across Most of the USA

R2 CERTIFIED comstock METALS



Seattle
Boise
Salt Lake City
Sacramento
San Jose
Las Vegas
Los Angeles
Tucson
Denver
Albuquerque
New Mexico
Ciudad Juárez
Lincoln
Kansas City
Wichita
Tulsa
Milwaukee
Chicago
Detroit
Cleveland
Toronto
Hamilton
Ottawa
Montréal
Québec
Atlanta
New Orleans
Houston
Austin
Nuevo Laredo
Monterrey
Torreón

Bubble size = Recycle Readiness Index (MW x K(Age))

Texas Overwhelmingly Leads Pervasive New Developments

R2 CERTIFIED comstock METALS

CORPORATE
METALS
INVESTMENTS
MINING
FUELS



state=WA
MW=169
Metric=169
Sites=1

Bubble size = MW Pipeline Capacity

Comstock Metals LLC

Industry Scale Pro Forma Financials
(Pro forma – One 100,000 tons per year Facility)*

	$ per Ton	$ in 000's ***
Revenue *(tipping fee)*	$ 500	$ 45,000
Mineral & Metal Recoveries**	$ 250	$ 22,500
Costs *(all in)*	$ 150	$ 15,000
Cash Profit***	$ 600	$ 52,500

*Requires capital expenditures of approximately $13 million.
**Assumes approx. $40 per ounce of silver.
***Assumes facility is operating at 90% utilization

End-of-Life Solar Recycling Market
(Estimate in tons, 33M panels ≈ 1M tons)

	USA	Global
2026	140,000*	800,000
2030	1,000,000**	8,000,000
2050	8,000,000	80,000,000

*Primarily generated from SW and southern regions of U.S. (CA, AZ, NV & TX)
**Estimated cumulative tons for just the utility segment 2026-2030




Nevada
Reno
California
Hanford
Las Vegas
Arizona

comstock METALS

Comstock Metals 2026 Objectives

R2 CERTIFIED comstock METALS

In Progress

- Commissioning of the Industry-scale commercial plant.
- Extending and operating an upgrading line capable of making high specification glass materials
- Finalizingthe design for downstream recovery of the solar tailings.
- Select site number two, three and four and begin permitting for site number two and three industry-scale facility in southern Nevada and Ohio.
- Operating a one-ton-per-day pilot that can recover silver products and initially create concentrated "other metal" slurries that we will use for subsequent Doré production.
- Ordering all of the industry-scale equipment for our second industry-scale facility following thesuccessful ramp up of our first commercial plant.
- Securing larger and longer terms supply contracts.

Compensation is fully aligned with the completion of the strategic objectives.


SIERRA SPRINGS
OPPORTUNITY FUND

Largest, Best Located Opportunity Zone Growth

LOCATION DRIVES VALUE



Logistics and Distribution

1-2 day trucking service from Nevada to major markets with more than 50 carrier services.


2 Day Trucking
1 Day Trucking
NV




TRIC
Tahoe Reno Industrial Center
NNIC
Northern Nevada Industrial Center
USA Pkwy
Silver Springs



SIERRA SPRINGS

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

USA Parkway Infrastructure Connectivity

SIERRA SPRINGS

comstock INVESTMENTS



Fernley
Reno
Sparks
TRIC
Tahoe Reno Industrial Center
NNIC
USA Pkwy
Silver Springs
COMSTOCK
Carson City
California



439
NEVADA



USA Pkwy
Nevada 439



Reno
California
Carson City
USA Pkwy
Silver Springs
Microsoft
Tesla
MARS
PROLOGIS
switch
tract
Walmart
REDWOOD MATERIALS
Google
comstock
Storey
tract
The total development value or the capital involved in bringing that to life will be be approximately **$100 billion**. I'll say that again....100 billion dollars. $25 billion of that will be concrete, steel, mechanical, electrical infrastructure that constitutes the buildings. Those are massive construction projects. Those are huge numbers of good, high paying jobs. And that's development that will occur over possibly 10 years. *--Tract CEO Grant van Rooyen*
SEMI
POWERHOUSE
VANTAGE


Lake Lahontan
Silver Springs, Nevada
39.393643, -119.259185

SIERRA SPRINGS OPPORTUNITY FUND

2,200+	QOZ	~1++ GW	2026/2027
Developable Acres Under Control	Federal Tax Incentive	Power by 2028/2030	Transaction Mandate

SIERRA SPRINGS

comstock INVESTMENTS

Nevada recognized as Safest Area on U.S. Disaster Avoidance Map


Safest Zone
U.S. DISASTER AVOIDANCE MAP
UNITED STATES SAFETY ZONE
ICE STORMS
TORNADOS
FLOODS
EARTHQUAKES
HURRICANES
POWER OUTAGES
TSUNAMI
NUCLEAR POWER PLANTS

Data Centers in operation and expanding in northern Nevada, $BB planned & invested locally

Google
tract
switch
POWERHOUSE
amazon
VANTAGE DATA CENTERS
Microsoft
NVIDIA

Nevada is host to some of the most sophisticated and secure military and private operation centers in the world supporting secure data transactions for thousands companies.

The Platform

SIERRA SPRINGS

comstock INVESTMENTS

CORPORATE | METALS | INVESTMENTS | MINING | FUELS

Industrial Power-Data-Compute & Community Development

A county-supported proposal for sustainable development — hyperscale data centers anchored alongside cutting-edge innovation, circular industrial development, and an integrated live-work community.

INDUSTRIAL / POWER / DATA

1,383+ AC

Four campuses

- Site 1 contains up to 1,008 AC
- Sites 2, 3 & 4 contain 375 AC total
- Additional expansion opportunities

MIXED-USE COMMERCIAL

250+ AC

Commercial & innovation

- Airport-district adjacency
- Circular Industrial Park
- UNR Innovation Hub anchor

RESIDENTIAL

670 AC

Workforce community

- Phased development plan for
- workforce housing serving TRI

Sustainable community and industrial development — supported by Lyon County

Power Supply Overview

Energy profile and future mix — behind the meter, redundant, phased toward renewables

GAS TRANSMISSION COMMITMENT

Great Basin Gas — 50,000 DKT/day (300 MW) by late 2028- initial commitment ramping to 200,000 DKT/day (1.2 GW) by 2030 (can potentially be accelerated).
On-site delivery to all data center parcels.
Behind the meter; no NV Energy queue dependency.

NV ENERGY GREENLINK — Future Grid (est. 2032)

Greenlink 345kV transmission supplements on-site gas generation from ~2032. Comstock Meadows sub-station ~12 mi NW via USA Parkway. Improves tenant SLA confidence and grid redundancy. Requires NV Energy service application; not contracted. Company estimatyes

FUTURE EXPANSION — Solar / Geothermal / Wind / AD

Regional renewable resources identified for phased integration as grid matures. Pathways aligned with hyperscaler ESG requirements and EPA Attainment Zone compliance.

BLOOM FUEL CELL — Preferred CNG Generation

Fuel cells selected as preferred primary generation. Lower emissions than combustion turbines and prevents significant DKT loss at elevation — critical at Silver Springs altitude. Preferred for ESG alignment, community support, and efficiency.



Photo Courtesy of Bloom Fuel Cells

NV Greenlink – Future Grid Power

345kV transmission reaching TRI / Comstock Meadows — 12 miles NW of Silver Springs


Greenlink North 525 kV
Yerington
Ely
Greenlink West 525 kV
One Nevada Line 525 kV
Currently in service
Las Vegas

INFRASTRUCTURE

- $4.3B project — 700+ miles of new 525kV and 345kV Nevada transmission
- Greenlink West (525kV): Las Vegas → Fort Churchill Hub (Walker River Sub, Lyon County)
- Greenlink North (525kV): Ely → Fort Churchill Hub — completes statewide triangle
- Three 345kV lines northward: two terminate at Comstock Meadows (TRI south end); one to Reno
- Silver Springs named direct Greenlink beneficiary by NNDA (Oct 2023); ~12 mi SE of Comstock Meadows Sub

4,000 MW Greenlink West capacity	**$4.3B** Total project investment
~12 mi SSOF to Comstock Mdws	**2 circuits** Dedicated 345kV to TRI

Greenlink Transmission - Regional Map

CORPORATE
METALS
INVESTMENTS
MINING
FUELS

SIERRA SPRINGS

comstock INVESTMENTS


NV ENERGY GREENLINK WEST — 345kV ROUTE: FORT CHURCHILL → SILVER SPRINGS → TRI
COMSTOCK MEADOWS SUB
SSOF — SILVER SPRINGS, NV
US 50
Carson City
LYON COUNTY
LEGEND
FORT CHURCHILL HUB
Walker River Substation

TIMELINE

- **Oct 2025**
  Walker River Sub (120kV) — in service
- **Mid-2027**
  Greenlink West 525kV online — 4,000 MW activated
- **Mid-2027**
  345kV lines to TRI (×2) and Reno online
- **Early 2029**
  Greenlink North 525kV — statewide triangle complete

⚠ APPROXIMATE ROUTING — line positions are schematic estimates per BLM POD Rev.1 (2021) and Final EIS/ROD (9/2024). Parcel-level verification required before investor representation.

Full Portfolio Overview

SIERRA SPRINGS

comstock INVESTMENTS

Six asset categories · 2,700+ acres · Multiple monetization pathways

DATA CENTER
1,008 + 375 AC

- Phase 1 — 431 AC contiguous
- Phase 2 — 576 AC contiguous
- Phase 3 — 375 AC expansive

POWER
On-Site Natural Gas

- 1+++ GW gas transmission
- Future grid connection available
- EPA Attainment Zone

AIRPORT DISTRICT
450 AC

- Silver Springs Airport Area
- Private + freight access
- Adjacent to data campus

RESIDENTIAL
670 AC

- Phase 1 — 270 AC
- Phase 2 — 400 AC + subs
- Workforce housing for TRI

COMMERCIAL & INDUSTRIAL
250+ AC

- Commercial village (38 AC)
- Hwy 95 Commercial
- UNR Innovation Hub

COMSTOCK METALS
Circular Anchor

- Solar panel + e-waste recycling
- R2v3 certified
- Circular Industrial Park

2,700+
Acres Under Control

$LODE
NYSE Listed Parent

QOZ
Federal Tax Structure

2026/2027
Transaction Mandate



bioleum hexas

Scaling Energy Through a Proprietary Farm-To-Fuels™ Platform

bioleum

A vertically integrated Farm-to-Fuel™ platform



Grow | Hexas Biomass

- Bioleum owns the highest yielding 2nd generation energy crop technology on Earth
  - Yields 25+ bone dry metric tons/acre annually, > 2x conventional biomass
- Grown around the world, Bioleum can use for own renewable fuels facilities or could be sold on its own under feedstock supply agreements



Convert | Bioleum Technology

- Yields ~100 gasoline gallons equivalent (GGE)/metric ton of feedstock
- Proprietary whole-biomass conversion monetizes every fraction:
  - Lignin valorization to renewable fuel; cellulosic sugar & ethanol production
- Carbon intensity, ~20 gCO_2e/MJ (80% emissions reduction compared to fossil)



Control | Vertical Integration

- Proprietary Farm-to-Fuel value chain — utilizes proprietary energy crop or conventional biomass feedstocks such as forestry & agricultural residues, enabling broad adoption and scale
- 100+ patent portfolio spanning feedstock, fractionation, and conversion
- Brownfield deployment into existing pulp & paper infrastructure, capex-light scale

hexas

bioleum



Production Yields of Dedicated Energy Crops


Average Dry Tons/Acre/Year
XanoGrass™
25*
Napier Grass
16
Miscanthus
15
Switchgrass
5

*Higher yields of XanoGrass™ are achieved in tropical and subtropical locations

- Sterile, perennial crop – 20+ year production
- Highest tonnage/acre biomass yield – scale to millions of acres
- High yield + Low inputs = Low Cost/Ton
- Regulatory compliant – EPA-approved, non-food, non-GMO
- Leverages existing farming infrastructure
- Repairs degraded soils and grows where food crops cannot

bioleum

Operational Locations: Significant Infrastructure to Support Development



Madison, WI: R&D pilots, analytical, catalytic conversion & hydroprocessing facility



Uppsala, Sweden: Focus on developing Bioleum Oil and hydrotreating




United States
Bioleum
Oklahoma City, OK (HQ)
Madison, WI
Wausau, WI
Hexas Plots
Arkansas
Washington
Hawaii
Sweden
Bioleum Lab – Europe
Uppsala
Australia
Hexas Pilot
New South Wales

hexas

bioleum

XanoFiber™ comes from XanoGrass™

Its biochemical and physical properties make it a drop-in replacement, or supplement for wood, ag residues, and petroleum-based raw materials.

Applications include:

- Biofuels
- Bio-based chemicals
- Paper
- Textiles
- Structural products (i.e., building materials)
- Nonstructural products (i.e., pellets)



Barrels/Acre/Year

Gasoline Energy Value


60
8
2
Bioleum Tech + Hexas (Ethanol & Hydrocarbons)
Corn or Sugarcane (Ethanol)
Soybeans (Oil to Biodiesel or RD)

bioleum


Mining claim consolidation
New CEO
Decarbonization strategic pivot
Comstock Fuels amalgamation (RPS, Mana, PSI, AST)
$33M Series A; Marathon Contribution; Bioleum Spin-out
Comstock
Founded
Series A
Eagle Commissioning & Series C
Tesoro > Marathon Petroleum Acquisitions
1st 100% SAF Flight
Patagonia Jackets & 1st trans-Atlantic SAF flight
Virent
Founded
Lignin Esterification
Proem JV & 600-liter pilot
100+ hours on stream
500+ hours on stream
Comstock Fuels License
RenFuel
DOE BTO-funded research begins (MIT + NREL + WSU / PNNL)
Joule paper: continuous lignin HDO → aromatic SAF
Exclusive license + 3-yr CRADA to Comstock Fuels
NREL/MIT
Wendy Owens begins XanoGrass R&D
Hexas Biomass Inc.
Phase I & II SBR w/ DOE
Shell Accelerator
Comstock Fuels License
Hexas
2026
RenFuel & Hexas acquisitions by Bioleum
2002
2006
2010
2014
2018
2021
2023
2025

* Bioleum employee experience & legacy operating history of Madison, WI facility; Virent is owned by MPC

bioleum

Strategic Ecosystem

Wholly-owned

hexas

HEXAS (Acquired)
Proprietary biomass subsidiary enabling vertical feedstock integration

RENFUEL

RENFUEL (Acquired)
Catalytic esterification technology & European operating arm

Strategic Investors

Marathon Petroleum

MARATHON
Downstream strategic partner

comstock

COMSTOCK INC.
Strategic & capital partner

Research Partners

National Laboratory of the Rockies
Massachusetts Institute of Technology

NLR (Formerly NREL)
Active CRADA with NLR & MIT developing Reductive Catalytic Fractionation (RCF) pathway for second generation processes

IDAHO NATIONAL LAB
Technical Assistance Program focusing on feedstock sourcing & mechanistic sorting

Ecosystem Expansion

OKLAHOMA Commerce

OKLAHOMA
$160M+ municipal bond allocation for commercial project financing

The Price Companies

The Price Companies
Feedstock supply agreement for sourcing EPA qualified forestry residuals

bioleum

Multi-track revenue generation capabilities from Hexas Fiber Sales, Madison Facility Production, and non-dilutive funding

HEXAS FIBER SALES

- XanoFiber™ sales to industrial offtakers
- Commercial — first revenue 2027, active pipeline
- Take or pay supply agreements for dedicated offtake

MADISON FACILITY PRODUCT SALES

- Specialty chemicals, process intermediates, and renewable fuel products
- Leveraging existing production assets with near-term revenue potential
- Existing infrastructure generates cash from high-value products independent of core platform timeline

OTHER REVENUE, NON-DILUTE FUNDING

- Government grants, tax credits, and non-dilutive capital sources
- Strengthens balance sheet while building commercial momentum

Expected Revenue (USD Million)



$8
$7
$6
$5
$4
$3
$2
$1
$0
Hexas Fiber Net Revenue
Madison Product Sales
Non-dilutive funding
$4
$3
$2
$7
$6
$2
2026
2027
2028

Hexas Fiber Net Revenue for '26 – '28: **~$10M**
Net Revenue from Madison Facility: **~$2M per year** (2027 onwards)
Anticipated non-dilutive funding: **$10M**

Comstock Investments

comstock INVESTMENTS

Investments

Investment Type (*in millions*)		Book Basis	Est. FMV
Mineral Properties & Rights	comstock MINING	$11.15	$45 (1)
Assets Held & Planned for Sale	comstock REAL ESTATE	$7.05	~$300 (3)
Sierra Springs Opportunity Fund, Inc.	SIERRA SPRINGS	$49.01 (2)	
Green Li-Ion	green li-ion	$1.20	$18
Bioleum Corporation	bioleum	$65.00	$292 (4)
Net Operating Loss Carryforwards (NOLs)	comstock	$0.00	~$65 (5)
Total		**$133.41**	**$720.00**

(1) Mgmt estimate based on signed purchase agreement and expected Aug 2026 closing
(2) Includes an $11 million write up, in addition to the $38 million in cash invested since 2019
(3) Mgmt estimate based on consolidated land position & Comstock ownership of 47.63% of SSOF assets at 6/30/26
(4) Mgmt estimate based on fully diluted ownership of 73% x $400 million valuation
(5) Mgmt estimate represents the potential future cash tax savings of $343.9 million in existing NOLs

comstock

Contact Us

Corrado De Gasperis
Chief Executive Officer
(775) 847-4755
degasperis@comstockinc.com

Judd B. Merrill
Chief Financial Officer
(775) 413-6222
jmerrill@comstockinc.com

Investor Relations
(775) 413-6222
ir@comstockinc.com